Exhibit 10.1

IMMUNOME, INC.

EXECUTIVE RSU AWARD GRANT NOTICE

(2020 EQUITY INCENTIVE PLAN)

Immunome, Inc. (the “Company”) has awarded to you (the “Participant”) the number of restricted stock units (the “RSUs”) specified and on the terms set forth below in consideration of your services (the “RSU Award”). The RSU Award is subject to all of the terms and conditions set forth in this RSU Award Grant Notice (the “Grant Notice”), the Award Agreement for your RSU Award (the “Agreement”) and the Immunome, Inc. 2020 Equity Incentive Plan (the “Plan”), all of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined in this Grant Notice but defined in the Agreement or the Plan will have the meanings set forth in the Agreement or the Plan, as applicable.

Participant:
Date of Grant:
Vesting Commencement Date:
Number of RSUs:

Vesting Schedule:	Subject to your Continuous Service through each applicable vesting date, the RSUs subject to this RSU Award will vest as follows:

1/4th of the shares vest one year after the Vesting Commencement Date; 1/4th of the shares vest two years after the Vesting Commencement Date; 1/4th of the shares vest three years after the Vesting Commencement Date; and 1/4th of the shares vest four years after the Vesting Commencement Date. In addition, the unvested portion of the Option shall automatically vest in full upon the circumstances provided for in any written agreement between the Participant and the Company.

Issuance Schedule:	One share of Common Stock will be issued for each RSU which vests at the time set forth in Section 6 of the Agreement.

Participant Acknowledgements: By your signature below or by electronic acceptance or authentication in a form authorized by the Company, you understand and agree that:

•
The RSU Award is governed by this Grant Notice, the Agreement and the Plan, all of which are made a part of this document. Unless otherwise provided in the Plan, this Grant Notice and the Agreement may not be modified, amended or revised except in a writing signed by you and a duly authorized officer of the Company.
•
You have read and are familiar with the provisions of this Grant Notice, the Agreement, the Plan and the document containing the Plan information specified in Section 10(a) of the Securities Act (the “Prospectus”). In the event of any conflict between the provisions in this Grant Notice, the Agreement, or the Prospectus and the provisions of the Plan, the provisions of the Plan will control.
•
You consent to receive this Grant Notice, the Agreement, the Plan, the Prospectus and any other Plan-related documents by electronic delivery and to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company.

•
This Grant Notice, the Agreement and the Plan set forth the entire understanding between you and the Company regarding the RSU Award and supersede all prior oral and written agreements, promises and/or representations regarding the RSU Award with the exception of: (i) other equity awards previously granted to you and Common Stock previously issued to you, (ii) any applicable compensation recovery or clawback policy that is adopted by the Company or is required by Applicable Law, and (iii) any written employment agreement, offer letter, severance agreement, written severance plan or policy, or other written agreement between the Company and you in each case that specifies the terms that should govern the RSU Award.
•
Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Immunome, Inc.		Participant:
By:
	Signature	Signature

Title:		Date:

Date:

ATTACHMENTS: Award Agreement (RSU Award), 2020 Equity Incentive Plan

IMMUNOME, INC.

2020 EQUITY INCENTIVE PLAN

AWARD AGREEMENT (RSU AWARD)

As reflected by your RSU Award Grant Notice (the “Grant Notice”) and this Award Agreement for your RSU Award (the “Agreement”), Immunome, Inc. (the “Company”) has granted you an RSU Award under the Immunome, Inc. 2020 Equity Incentive Plan (the “Plan”) for the number of restricted stock units (the “RSUs”) as indicated in your Grant Notice (the “RSU Award”). Capitalized terms not explicitly defined in this Agreement but defined in the Grant Notice or the Plan will have the same definitions as in the Grant Notice or Plan, as applicable.

The general terms applicable to your RSU Award are as follows:

1.
GOVERNING PLAN DOCUMENT. Your RSU Award is subject to all the provisions of the Plan, including but not limited to the provisions in:
(a)
Section 6 of the Plan regarding the impact of a Capitalization Adjustment, dissolution, liquidation, or Corporate Transaction on your RSU Award;
(b)
Section 9(e) of the Plan regarding the Company’s retained rights to terminate your Continuous Service notwithstanding the grant of the RSU Award; and
(c)
Section 8(c) of the Plan regarding the tax consequences of your RSU Award.

Your RSU Award is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the Grant Notice or this Agreement and the provisions of the Plan, the provisions of the Plan will control. Your RSU Award (and any compensation paid or shares issued under your RSU Award) is subject to recoupment in accordance with the Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by Applicable Law. No recovery of compensation under such a clawback policy will be an event giving rise to a right to voluntarily terminate employment upon a resignation for “good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

2.
Grant Of The RSU Award. This RSU Award represents your right to be issued on a future date the number of shares of the Company’s Common Stock that is equal to the number of RSUs indicated in the Grant Notice as modified to reflect any Capitalization Adjustment and subject to your satisfaction of the vesting conditions set forth therein. Any additional RSUs that become subject to the RSU Award pursuant to Capitalization Adjustments as set forth in the Plan and the provisions of Section 4 below, if any, will be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other RSUs covered by your RSU Award.
3.
Vesting. Your RSUs will vest, if at all, in accordance with the vesting schedule provided in the Grant Notice, subject to the provisions contained herein and the terms of the Plan. Vesting will cease upon the termination of your Continuous Service and the RSUs that were not vested on the date of such termination will be forfeited at no cost to the Company and you will have no further right, title or interest in or to such RSU Award or the Common Stock to be issued in respect of such portion of the RSU Award.

4.
Dividends. You may become entitled to receive payments equal to any cash dividends and other distributions paid with respect to a corresponding number of shares of Common Stock to be issued in respect of the RSUs covered by your RSU Award. Any such dividends or distributions will be subject to the same forfeiture restrictions as apply to the RSUs and will be paid at the same time that the corresponding shares are issued in respect of your vested RSUs, provided, however that to the extent any such dividends or distributions are paid in shares of Common Stock, then you will automatically be granted a corresponding number of additional RSUs subject to the RSU Award (the “Dividend Units”), and further provided that such Dividend Units will be subject to the same forfeiture restrictions and restrictions on transferability, and the same timing requirements for issuance of shares, as apply to the RSUs subject to the RSU Award with respect to which the Dividend Units relate.
5.
Withholding Obligations. As further provided in Section 8 of the Plan, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations, if any, which arise in connection with your RSU Award (the “Withholding Obligation”) in accordance with the withholding procedures established by the Company. Unless the Withholding Obligation is satisfied, the Company will have no obligation to deliver to you any Common Stock in respect of the RSU Award. Notwithstanding any other provision of this Agreement, unless the Board otherwise determines prior to an applicable vesting date that a different withholding method shall apply, upon each vesting date on which shares of Common Stock become issuable in respect of vested RSUs, the Company shall, on your behalf, automatically sell (or arrange for the sale of) such number of the shares of Common Stock issuable in respect of the vested RSUs as is sufficient to generate net proceeds to satisfy the applicable Withholding Obligation (a “Sell-to-Cover”), and the proceeds of any such Sell-to-Cover shall be applied to satisfy the Withholding Obligation. You hereby acknowledge and agree that such Sell-to-Cover is mandatory and irrevocable, and you hereby appoint the Company and its designated broker as your agent to effect any such Sell-to-Cover. You acknowledge that the Company or its designated broker is under no obligation to arrange for such sale at any particular price, and that the proceeds of any such sale may not be sufficient to satisfy the Withholding Obligation. In the event the Withholding Obligation of the Company arises prior to the delivery to you of Common Stock or it is determined after the delivery of Common Stock to you that the amount of the Withholding Obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.
6.
Date Of Issuance. The issuance of shares of Common Stock in respect of your vested RSUs is intended to comply with Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such a manner. Subject to the satisfaction of the Withholding Obligation, if any, in the event one or more RSUs vests, the Company shall issue to you as soon as practicable following the applicable vesting date, and no later than the date that is the 15th day of the third calendar month of the applicable year following the year in which the shares of Common Stock under this RSU Award are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulations Section 1.409A-1(d), one (1) share of Common Stock for each RSU that vests on the applicable vesting date(s) (subject to any adjustment under Section 4 above, and subject to any different provisions in the Grant Notice).
7.
Lock-Up Period. By accepting your RSU Award, you agree that you will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any shares of Common Stock or other securities of the Company held by you, for a period of 180 days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as the underwriters or the Company will request to facilitate compliance with FINRA Rule 2241 or any successor or similar rules or regulation (the “Lock-Up Period”); provided, however, that nothing contained in this Section 7 will prevent the exercise of a repurchase option, if any, in favor of the Company during the

Lock-Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period. You also agree that any transferee of any shares of Common Stock (or other securities) of the Company held by you will be bound by this Section 7. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 7 and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto.
8.
Transferability. Except as otherwise provided in the Plan, your RSU Award is not transferable, except by will or by the applicable laws of descent and distribution.
9.
Corporate Transaction. Your RSU Award is subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on your behalf with respect to any escrow, indemnities and any contingent consideration.
10.
RSU Award not a Service Contract.
(a)
Nothing in this Agreement (including, but not limited to, the vesting of your RSU Award or the issuance of the shares in respect of your RSU Award), the Plan or any covenant of good faith and fair dealing that may be found implicit in this Agreement or the Plan will: (i) confer upon you any right to continue in the employ or service of, or affiliation with, the Company or an Affiliate; (ii) constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or affiliation; (iii) confer any right or benefit under this Agreement or the Plan unless such right or benefit has specifically accrued under the terms of this Agreement or Plan; or (iv) deprive the Company of the right to terminate you at will and without regard to any future vesting opportunity that you may have.
(b)
By accepting this RSU Award, you acknowledge and agree that the right to continue vesting in the RSU Award pursuant to the vesting schedule provided in the Grant Notice may not be earned unless (in addition to any other conditions described in the Grant Notice and this Agreement) you continue as an employee, director or consultant at the will of the Company and Affiliate, as applicable (not through the act of being hired, being granted this RSU Award or any other award or benefit) and that the Company has the right to reorganize, sell, spin-out or otherwise restructure one or more of its businesses or Affiliates at any time or from time to time, as it deems appropriate (a “reorganization”). You acknowledge and agree that such a reorganization could result in the termination of your Continuous Service, or the termination of Affiliate status of your employer and the loss of benefits available to you under this Agreement, including but not limited to, the termination of the right to continue vesting in the RSU Award. You further acknowledge and agree that this Agreement, the Plan, the transactions contemplated hereunder and the vesting schedule set forth herein or any covenant of good faith and fair dealing that may be found implicit in any of them do not constitute an express or implied promise of continued engagement as an employee or consultant for the term of this Agreement, for any period, or at all, and will not interfere in any way with the Company’s right to terminate your Continuous Service at any time, with or without Cause or notice, or to conduct a reorganization.
11.
Securities Law Compliance. You may not be issued any Common Stock under your RSU Award unless the Common Stock underlying the RSUs are either (a) then registered under the Securities Act, or (b) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your RSU Award must also comply with other applicable laws and regulations governing the RSU Award, and you will not receive such Common Stock if the Company determines that such receipt would not be in material compliance with such laws and regulations.
12.
No Liability For Taxes. As a condition to accepting the RSU Award, you hereby (a) agree to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from the RSU Award or other Company compensation and (b) acknowledge that you were advised to consult with your own personal tax, financial and other legal advisors regarding the tax consequences of the RSU Award and have either done so or knowingly and voluntarily declined to do so.
13.
Severability. If any part of the Grant Notice, this Agreement or the Plan is declared by any court or Governmental Body to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of the Grant Notice, this Agreement or the Plan not declared to be unlawful or invalid. Any Section of the Grant Notice or this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
14.
Other Documents. You hereby acknowledge receipt of or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Prospectus. In addition, you acknowledge receipt of the Company’s Amended and Restated Insider Trading Policy.
15.
Headings. The headings of the Sections in the Grant Notice and this Agreement are inserted for convenience only and will not be deemed to constitute a part of the Grant Notice or this Agreement or to affect the meaning of the Grant Notice or this Agreement.
16.
Compliance With Section 409A Of The Code. This RSU Award is intended to be exempt from the application of Section 409A of the Code, including but not limited to by reason of complying with the “short-term deferral” rule set forth in Treasury Regulation Section 1.409A-1(b)(4) and any ambiguities herein will be interpreted accordingly. Notwithstanding the foregoing, if it is determined that the RSU Award fails to satisfy the requirements of the short-term deferral rule and is otherwise not exempt from, and determined to be deferred compensation subject to Section 409A of the Code, this RSU Award will comply with Section 409A to the extent necessary to avoid adverse personal tax consequences and any ambiguities herein will be interpreted accordingly. If it is determined that the RSU Award is deferred compensation subject to Section 409A and you are a “Specified Employee” (within the meaning set forth in Section 409A(a)(2)(B)(i) of the Code) as of the date of your “Separation from Service” (as defined in Section 409A), then the issuance of any shares that would otherwise be made upon the date of your Separation from Service or within the first six months thereafter will not be made on the originally scheduled date(s) and will instead be issued in a lump sum on the date that is six months and one day after the date of the Separation from Service, with the balance of the shares issued thereafter in accordance with the original vesting and issuance schedule set forth above, but if and only if such delay in the issuance of the shares is necessary to avoid the imposition of adverse taxation on you in respect of the shares under Section 409A of the Code. Each installment of shares that vests is intended to constitute a “separate payment” for purposes of Treasury Regulation Section 1.409A-2(b)(2).
17.
Questions. If you have questions regarding these or any other terms and conditions applicable to your RSU Award, including a summary of the applicable federal income tax consequences please see the Prospectus.

IMMUNOME, INC.

RSU AWARD GRANT NOTICE

(2020 EQUITY INCENTIVE PLAN)

Immunome, Inc. (the “Company”) has awarded to you (the “Participant”) the number of restricted stock units (the “RSUs”) specified and on the terms set forth below in consideration of your services (the “RSU Award”). The RSU Award is subject to all of the terms and conditions set forth in this RSU Award Grant Notice (the “Grant Notice”), the Award Agreement for your RSU Award (the “Agreement”) and the Immunome, Inc. 2020 Equity Incentive Plan (the “Plan”), all of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined in this Grant Notice but defined in the Agreement or the Plan will have the meanings set forth in the Agreement or the Plan, as applicable.

Participant:
Date of Grant:
Vesting Commencement Date:
Number of RSUs:

Vesting Schedule:	Subject to your Continuous Service through each applicable vesting date, the RSUs subject to this RSU Award will vest as follows:

1/4th of the shares vest one year after the Vesting Commencement Date; 1/4th of the shares vest two years after the Vesting Commencement Date; 1/4th of the shares vest three years after the Vesting Commencement Date; and 1/4th of the shares vest four years after the Vesting Commencement Date. Notwithstanding the foregoing, if, within the period commencing thirty (30) days prior to and ending twelve (12) months following a Change in Control, the Participant’s Continuous Service is terminated by the Company without Cause, the unvested portion of the RSU Award shall automatically vest in full.

Issuance Schedule:	One share of Common Stock will be issued for each RSU which vests at the time set forth in Section 6 of the Agreement.

Participant Acknowledgements: By your signature below or by electronic acceptance or authentication in a form authorized by the Company, you understand and agree that:

•
The RSU Award is governed by this Grant Notice, the Agreement and the Plan, all of which are made a part of this document. Unless otherwise provided in the Plan, this Grant Notice and the Agreement may not be modified, amended or revised except in a writing signed by you and a duly authorized officer of the Company.
•
You have read and are familiar with the provisions of this Grant Notice, the Agreement, the Plan and the document containing the Plan information specified in Section 10(a) of the Securities Act (the “Prospectus”). In the event of any conflict between the provisions in this Grant Notice, the Agreement, or the Prospectus and the provisions of the Plan, the provisions of the Plan will control.
•
You consent to receive this Grant Notice, the Agreement, the Plan, the Prospectus and any other Plan-related documents by electronic delivery and to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company.
•
This Grant Notice, the Agreement and the Plan set forth the entire understanding between you and the Company regarding the RSU Award and supersede all prior oral and written agreements, promises and/or representations regarding the RSU Award with the exception of: (i) other equity awards previously granted to you and Common Stock previously issued to you, (ii) any applicable compensation recovery or clawback policy that is adopted by the Company or is required by Applicable Law, and (iii) any written employment agreement, offer letter, severance agreement, written severance plan or policy, or other written agreement between the Company and you in each case that specifies the terms that should govern the RSU Award.
•
Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Immunome, Inc.		Participant:
By:
	Signature	Signature

Title:		Date:

Date:

ATTACHMENTS: Award Agreement (RSU Award), 2020 Equity Incentive Plan

IMMUNOME, INC.

2020 EQUITY INCENTIVE PLAN

AWARD AGREEMENT (RSU AWARD)

As reflected by your RSU Award Grant Notice (the “Grant Notice”) and this Award Agreement for your RSU Award (the “Agreement”), Immunome, Inc. (the “Company”) has granted you an RSU Award under the Immunome, Inc. 2020 Equity Incentive Plan (the “Plan”) for the number of restricted stock units (the “RSUs”) as indicated in your Grant Notice (the “RSU Award”). Capitalized terms not explicitly defined in this Agreement but defined in the Grant Notice or the Plan will have the same definitions as in the Grant Notice or Plan, as applicable.

The general terms applicable to your RSU Award are as follows:

18.
GOVERNING PLAN DOCUMENT. Your RSU Award is subject to all the provisions of the Plan, including but not limited to the provisions in:
(a)
Section 6 of the Plan regarding the impact of a Capitalization Adjustment, dissolution, liquidation, or Corporate Transaction on your RSU Award;
(b)
Section 9(e) of the Plan regarding the Company’s retained rights to terminate your Continuous Service notwithstanding the grant of the RSU Award; and
(c)
Section 8(c) of the Plan regarding the tax consequences of your RSU Award.

Your RSU Award is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the Grant Notice or this Agreement and the provisions of the Plan, the provisions of the Plan will control. Your RSU Award (and any compensation paid or shares issued under your RSU Award) is subject to recoupment in accordance with the Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by Applicable Law. No recovery of compensation under such a clawback policy will be an event giving rise to a right to voluntarily terminate employment upon a resignation for “good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

19.
Grant Of The RSU Award. This RSU Award represents your right to be issued on a future date the number of shares of the Company’s Common Stock that is equal to the number of RSUs indicated in the Grant Notice as modified to reflect any Capitalization Adjustment and subject to your satisfaction of the vesting conditions set forth therein. Any additional RSUs that become subject to the RSU Award pursuant to Capitalization Adjustments as set forth in the Plan and the provisions of Section 4 below, if any, will be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other RSUs covered by your RSU Award.
20.
Vesting. Your RSUs will vest, if at all, in accordance with the vesting schedule provided in the Grant Notice, subject to the provisions contained herein and the terms of the Plan. Vesting will cease upon the termination of your Continuous Service and the RSUs that were not vested on the date of such termination will be forfeited at no cost to the Company and you will have no further right, title or interest in or to such RSU Award or the Common Stock to be issued in respect of such portion of the RSU Award.

21.
Dividends. You may become entitled to receive payments equal to any cash dividends and other distributions paid with respect to a corresponding number of shares of Common Stock to be issued in respect of the RSUs covered by your RSU Award. Any such dividends or distributions will be subject to the same forfeiture restrictions as apply to the RSUs and will be paid at the same time that the corresponding shares are issued in respect of your vested RSUs, provided, however that to the extent any such dividends or distributions are paid in shares of Common Stock, then you will automatically be granted a corresponding number of additional RSUs subject to the RSU Award (the “Dividend Units”), and further provided that such Dividend Units will be subject to the same forfeiture restrictions and restrictions on transferability, and the same timing requirements for issuance of shares, as apply to the RSUs subject to the RSU Award with respect to which the Dividend Units relate.
22.
Withholding Obligations. As further provided in Section 8 of the Plan, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations, if any, which arise in connection with your RSU Award (the “Withholding Obligation”) in accordance with the withholding procedures established by the Company. Unless the Withholding Obligation is satisfied, the Company will have no obligation to deliver to you any Common Stock in respect of the RSU Award. Notwithstanding any other provision of this Agreement, unless the Board otherwise determines prior to an applicable vesting date that a different withholding method shall apply, upon each vesting date on which shares of Common Stock become issuable in respect of vested RSUs, the Company shall, on your behalf, automatically sell (or arrange for the sale of) such number of the shares of Common Stock issuable in respect of the vested RSUs as is sufficient to generate net proceeds to satisfy the applicable Withholding Obligation (a “Sell-to-Cover”), and the proceeds of any such Sell-to-Cover shall be applied to satisfy the Withholding Obligation. You hereby acknowledge and agree that such Sell-to-Cover is mandatory and irrevocable, and you hereby appoint the Company and its designated broker as your agent to effect any such Sell-to-Cover. You acknowledge that the Company or its designated broker is under no obligation to arrange for such sale at any particular price, and that the proceeds of any such sale may not be sufficient to satisfy the Withholding Obligation. In the event the Withholding Obligation of the Company arises prior to the delivery to you of Common Stock or it is determined after the delivery of Common Stock to you that the amount of the Withholding Obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.
23.
Date Of Issuance. The issuance of shares of Common Stock in respect of your vested RSUs is intended to comply with Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such a manner. Subject to the satisfaction of the Withholding Obligation, if any, in the event one or more RSUs vests, the Company shall issue to you as soon as practicable following the applicable vesting date, and no later than the date that is the 15th day of the third calendar month of the applicable year following the year in which the shares of Common Stock under this RSU Award are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulations Section 1.409A-1(d), one (1) share of Common Stock for each RSU that vests on the applicable vesting date(s) (subject to any adjustment under Section 4 above, and subject to any different provisions in the Grant Notice).
24.
Lock-Up Period. By accepting your RSU Award, you agree that you will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any shares of Common Stock or other securities of the Company held by you, for a period of 180 days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as the underwriters or the Company will request to facilitate compliance with FINRA Rule 2241 or any successor or similar rules or regulation (the “Lock-Up Period”); provided, however, that nothing contained in this Section 7 will prevent the exercise of a repurchase option, if any, in favor of the Company during the

Lock-Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period. You also agree that any transferee of any shares of Common Stock (or other securities) of the Company held by you will be bound by this Section 7. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 7 and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto.
25.
Transferability. Except as otherwise provided in the Plan, your RSU Award is not transferable, except by will or by the applicable laws of descent and distribution.
26.
Corporate Transaction. Your RSU Award is subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on your behalf with respect to any escrow, indemnities and any contingent consideration.
27.
RSU Award not a Service Contract.
(a)
Nothing in this Agreement (including, but not limited to, the vesting of your RSU Award or the issuance of the shares in respect of your RSU Award), the Plan or any covenant of good faith and fair dealing that may be found implicit in this Agreement or the Plan will: (i) confer upon you any right to continue in the employ or service of, or affiliation with, the Company or an Affiliate; (ii) constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or affiliation; (iii) confer any right or benefit under this Agreement or the Plan unless such right or benefit has specifically accrued under the terms of this Agreement or Plan; or (iv) deprive the Company of the right to terminate you at will and without regard to any future vesting opportunity that you may have.
(b)
By accepting this RSU Award, you acknowledge and agree that the right to continue vesting in the RSU Award pursuant to the vesting schedule provided in the Grant Notice may not be earned unless (in addition to any other conditions described in the Grant Notice and this Agreement) you continue as an employee, director or consultant at the will of the Company and Affiliate, as applicable (not through the act of being hired, being granted this RSU Award or any other award or benefit) and that the Company has the right to reorganize, sell, spin-out or otherwise restructure one or more of its businesses or Affiliates at any time or from time to time, as it deems appropriate (a “reorganization”). You acknowledge and agree that such a reorganization could result in the termination of your Continuous Service, or the termination of Affiliate status of your employer and the loss of benefits available to you under this Agreement, including but not limited to, the termination of the right to continue vesting in the RSU Award. You further acknowledge and agree that this Agreement, the Plan, the transactions contemplated hereunder and the vesting schedule set forth herein or any covenant of good faith and fair dealing that may be found implicit in any of them do not constitute an express or implied promise of continued engagement as an employee or consultant for the term of this Agreement, for any period, or at all, and will not interfere in any way with the Company’s right to terminate your Continuous Service at any time, with or without Cause or notice, or to conduct a reorganization.
28.
Securities Law Compliance. You may not be issued any Common Stock under your RSU Award unless the Common Stock underlying the RSUs are either (a) then registered under the Securities Act, or (b) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your RSU Award must also comply with other applicable laws and regulations governing the RSU Award, and you will not receive such Common Stock if the Company determines that such receipt would not be in material compliance with such laws and regulations.
29.
No Liability For Taxes. As a condition to accepting the RSU Award, you hereby (a) agree to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from the RSU Award or other Company compensation and (b) acknowledge that you were advised to consult with your own personal tax, financial and other legal advisors regarding the tax consequences of the RSU Award and have either done so or knowingly and voluntarily declined to do so.
30.
Severability. If any part of the Grant Notice, this Agreement or the Plan is declared by any court or Governmental Body to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of the Grant Notice, this Agreement or the Plan not declared to be unlawful or invalid. Any Section of the Grant Notice or this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
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Other Documents. You hereby acknowledge receipt of or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Prospectus. In addition, you acknowledge receipt of the Company’s Amended and Restated Insider Trading Policy.
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Headings. The headings of the Sections in the Grant Notice and this Agreement are inserted for convenience only and will not be deemed to constitute a part of the Grant Notice or this Agreement or to affect the meaning of the Grant Notice or this Agreement.
33.
Compliance With Section 409A Of The Code. This RSU Award is intended to be exempt from the application of Section 409A of the Code, including but not limited to by reason of complying with the “short-term deferral” rule set forth in Treasury Regulation Section 1.409A-1(b)(4) and any ambiguities herein will be interpreted accordingly. Notwithstanding the foregoing, if it is determined that the RSU Award fails to satisfy the requirements of the short-term deferral rule and is otherwise not exempt from, and determined to be deferred compensation subject to Section 409A of the Code, this RSU Award will comply with Section 409A to the extent necessary to avoid adverse personal tax consequences and any ambiguities herein will be interpreted accordingly. If it is determined that the RSU Award is deferred compensation subject to Section 409A and you are a “Specified Employee” (within the meaning set forth in Section 409A(a)(2)(B)(i) of the Code) as of the date of your “Separation from Service” (as defined in Section 409A), then the issuance of any shares that would otherwise be made upon the date of your Separation from Service or within the first six months thereafter will not be made on the originally scheduled date(s) and will instead be issued in a lump sum on the date that is six months and one day after the date of the Separation from Service, with the balance of the shares issued thereafter in accordance with the original vesting and issuance schedule set forth above, but if and only if such delay in the issuance of the shares is necessary to avoid the imposition of adverse taxation on you in respect of the shares under Section 409A of the Code. Each installment of shares that vests is intended to constitute a “separate payment” for purposes of Treasury Regulation Section 1.409A-2(b)(2).
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Questions. If you have questions regarding these or any other terms and conditions applicable to your RSU Award, including a summary of the applicable federal income tax consequences please see the Prospectus.